Exhibit 99.1

Corrected Transcript Independent Bank Corp. (Massachusetts) (INDB)

CORPORATE PARTICIPANTS

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

OTHER PARTICIPANTS

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Bryce W. Rowe

Analyst, Robert W. Baird & Co. Equity Capital Markets

Operator: Good morning and welcome to the Independent Bank Corp Conference Call and Webcast on the Acquisition of Central Bancorp Inc. All participants will be in listen only mode. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new information, future events or otherwise. After today’s presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note this event is being recorded.

I would now like to turn the conference call over to Christopher Oddleifson. Please go ahead.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning, and thank you. And thank you for joining us this morning to talk about our latest exciting chapter in the Rockland Trust story. As always, I’m joined on the call by Denis Sheahan, our Chief Financial Officer. And we’re actually delighted to announce this morning, our agreement to acquire Central Bancorp of Somerville, Massachusetts. Now this is a homerun transaction for us in which the economics of the deal are very good, and a strategic fit that’s simply terrific.

Denis and I will be speaking to the presentation slides that accompany today’s announcement on our website, so I’ll be referring to slide numbers as we go through.

Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Acquisition of Central Bancorp Inc by Independent Bank Corp Call 01May2012

And the first slide I’d like to talk to is slide 3, the strategic rationale slide, let’s start there. The rationale is pretty straight forward; there’s not a lot of complication here. First of all, the financial benefits are really quite compelling. Denis will take you through the details, but I’d like to emphasis a couple of things upfront.

First of all, it’s highly accretive to earnings using reasonable – very reasonable assumptions. It generates a very attractive IRR, 15.4%. And it leaves us still – and this is very important – with a solid capital position and we’re very sensitive to the issue of tangible book dilution, and feel that the earn back period is really, really modest here.

The other major driving force is geography. In your package in the next page is a picture, and this picture says a thousand words, but the deal gives us a much more meaningful business – a much more meaningful position in a really highly coveted market adjacent to Boston.

Our Middlesex County presents us a really great combination of superb demographics, robust business activity and population density. In fact, it ranks number one in New England in terms of population, and the third highest in terms of household income, and interestingly it’s the tenth largest MSA in the entire United States. This is a very logical market extension for us in the areas west and north of Boston, and it really complements our existing footprint really, really well, which currently covers Southeastern Massachusetts including Boston, Providence and the Cape Cod corridors. I think a really important point here is that we’re very confident of our ability to successfully export Rockland Trust, operating model into this market.

We can leverage our platform and our operational capability to achieve efficiencies and we can bring a full array of our deeper product set to Central’s customer space. We also like the competitive prospects here, our position between the much larger banks and the smaller community banks. Now nimble enough to continue taking business away from the big guys while being able to offer a broader products and depths of service in the smaller players.

Now let’s go to page, slide four, and for those of you who are not familiar with Central Bancorp, slide four provides a good snapshot. This institution was founded in 1915. It’s just eight years younger than Rockland, and it’s headquartered in Somerville, immediately to the north of Boston, has 10 branches, which are shown on the map here, are nicely arrayed to our Middlesex County, and juxtapose to our existing four branches in the County.

It’s a profitable franchise with solid loan and deposit customers, and I’ve know John Doherty, their CEO; and other Central principals for a number of years, which gives me even greater confidence in bringing our two companies together.

At about $500 million in asset size compared to our $5 billion in size, the integration will be quite manageable, you may recall we recently integrated Slade’s Ferry Bank and Benjamin Franklin – those integrations went very, very, very well. So we have the skilled folks on the team, who did those, and we expect this one to go very smoothly.

The financial profile is also shown on this page and I won’t go through these details, because Denis will be covering that in a moment.

Let’s go to slide five. This set of one simple slide, visibly demonstrates the attractiveness of the Central markets. As you can see, median household income is significantly higher than the average of the state, as well as our footprint. And population density is notably higher, given Middlesex County’s top ranking on that dimension, and now about two-thirds of the state’s population will be contained in the counties of our combined footprint. Now, so to reiterate so far, this is a move that’s gained – all about gaining greater access to a terrific banking market.

Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Acquisition of Central Bancorp Inc by Independent Bank Corp Call 01May2012

Now let’s move to slide six, now our individual business managers are quite excited about the prospects of expanding our presence into this market.

In my mind, this is a real upside to the transaction and so is of tremendous longterm value. As those of you, who’ve followed us over the years, commercial banking has been a major growth engine of ours, consistently generating strong loan growth. We recently completed the build out of this business, that has increased its depth and breadth and including, as you may recall, lending limit of over $70 million, so that’s our house limit, a full suite of cash management products, C&I lending expertise, asset-based lending. These are all capabilities we’ll bring into the market, working with our Central colleagues. We’ll be able to hit the ground running in that market.

Our retail franchise has consistently won high marks for customer loyalty and satisfaction, which really will serve us well regarding deposit retention and new household acquisition, something that’s very important to us. And in fact something, many of you may not know is that J.D. Power’s announced just two weeks ago that Rockland Trust ranked as the number one bank in New England in customer satisfaction. We’re also going to be able to bring our innovative mobile banking and home equity products to Central’s customers.

Investment management, as you know, for those of you who’ve followed us, is another priority business of ours and this is a really natural fit given the demographics of this market. We’ve been growing very, very well here; in fact we’re nearly at $2 billion of assets under management and we have a nice blend of branch base and regional investment centers to reach our targeted base. So this is another great opportunity for us.

In general, I’d say, we’re bringing a lot of business momentum to this combination as demonstrated by our strong loan and core deposit growth, our customer acquisition trends and our aggressive marketing efforts. And I think there is no question that Rockland’s value propositions and Rockland brand are getting real traction with customers in our marketplace. And working closely with Central Bank’s capable staff, we expect to extend our momentum into these markets.

So in that spirit, we are really going to work proactively to complete this transaction and move on to achieving its potential. And now Denis will take us through some more of these details. Denis?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

Thank you, Chris, and good morning everyone. I think you will find this acquisition presents excellent financial returns. Central Bancorp is approximately 10% of our size and operates in a contiguous market, and due to its size, it’s challenged to operate efficiently with an 89% efficiency ratio. The near-term returns are driven by the concrete synergies associated with essentially bolting on Central to our existing, highly leveragable infrastructure. Longer-term returns will be driven by our ability to grow the franchise by capitalizing on the market opportunity as discussed by Chris. This is a good economic as well as strategic deal for our shareholders.

On slide 7, slide 7 shows two pie charts of Central’s deposit base and loan portfolio. The loan portfolio amounts to a little over $420 million and is dominated by in-market 1-4 family loans. Of the $237 million in 1-4 family loans, over 70% were originated since 2009 and our due diligence confirms the strength of the loan to value ratios in the portfolio. The rest of the loan portfolio is in commercial real estate and multifamily lending, a portfolio that has intentionally shrunk from 58% of loans at the end of 2008 to 41% of loans at the end of 2011. The C&I sector is very much underpenetrated and presents solid prospects for future growth.

Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Acquisition of Central Bancorp Inc by Independent Bank Corp Call 01May2012

We plan to expand our commercial banking activities in this market and see great opportunity for longterm disciplined growth. The deposit portfolio amounts to $333 million, demand deposits represents 13% of the total and over time we see opportunity to get that closer to our 26% mix.

We expect to gradually become less dependent on time deposits and focus on core relationship based deposit acquisition. The upside here is tremendous. Moving average branch deposit levels to the average for Middlesex County would represent a doubling of the existing branch deposit level. We very much look forward to working with our colleagues at Central to introduce our broader capabilities in retail banking, cash management, and government banking to achieve these goals.

I’ll now turn to slide eight. An indepth due diligence has been completed. Due to the contiguous nature of the bank and the capacity of our operating platform, cost saves are material. We performed a thorough loan due diligence, partnering with a respected third party in Chaston & Associates, and gained significant penetrations of commercial loan exposure, 85%, the watch list 100%, and a 30% sampling of 1-4 family loans.

We rescored the consumer loan portfolio and are comfortable with the results of the rescore, in addition to the LTVs of both the commercial and 1-4 family loan portfolio.

Nonperforming loans on a percentage basis are higher than the INDB rate at 1.88%, or 2.75% when including TDRs, yet in the absolute are very manageable at $9.8 million, or $14 million when including TDRs.

Underscoring the quality of the portfolio, Central’s loan net charge-offs were less than 20 basis points annually in the period 2008 through 2011, with the exception of 2009 where they peaked at 55 basis points.

As you can imagine, we have reviewed each and every nonaccrual loan, TDR and watch list loan and feel good about the credit mark assumed in our modeling. We have taken a conservative approach in our analysis. This is not an area in which we skimp in our evaluation. We know that is an expectation of our shareholders.

On slide nine, I’ll discuss the key terms of the acquisition. The consideration is a 60:40 stock cash mix priced at $32 per share for Central Bancorp’s stock amounting to an aggregate transaction value of $54.8 million using an INDB stock price basis of $28.66.

The stock is subject to an exchange ratio whereby each share of Central Bancorp that is exchanged for stock will be exchanged for 1.1165 shares of INDB stock, subject to a stock collar within a 12% range. If INDB stock price prior to the last regulatory approval is equal to or less than $26.94, the exchange ratio will be equal to 1.1878. If equal to a greater than $30.37, the exchange ratio will be equal to 1.0533. The transaction is subject to regulatory approval and the approval of Central Bancorp shareholders and we expect to close in the fourth quarter of 2012.

Slide 10, discusses the pricing, this slide reflects the comparison to recent pricing multiples for deals in New England. We believe the price to tangible book value pricing at 1.65 times for a leverage 6.28% tangible common equity ratio, as that of Central’s compares well to the peer groups 1.84 times price to tangible multiple for its substantially less leverage 10.01% tangible common ratio of the median seller.

The core deposit premium is in line, and the price to earnings ratio at 47 times is reflective of a company that has an 89% efficiency ratio. When adjusted to include projected cost saves, the ratio drops to a solid 9.7 times. This is a great deal, and we have been very disciplined.

Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Acquisition of Central Bancorp Inc by Independent Bank Corp Call 01May2012

On slide 11, we will discuss the key financial assumptions. We estimate cost savings of 41% of the Central Bancorp base. Is this aggressive? We don’t think so. For example, in our Slade’s Ferry Bancorp acquisition, we announced 40% cost saves, and achieved 50%. This is a highly contiguous franchise, and while there is no branch overlap, there were synergies at the executive team level, there is an ESOP and other forms of stock compensation in place, which will not remain, as well as the customary synergies in technology and other contracts.

Assuming a fourth quarter 2012 close, the majority or approximately 75% of these synergies will be realized in 2013. We’re assuming $15 million pretax in onetime merger-related expenses. Of that amount, $3 million is dedicated to facilities refurbishment, which will take place shortly following the close. The remainder is associated with vendor contract terminations, professional fees and management contract severance.

Core deposit intangible is estimated at 1.5% and the gross loan mark is assumed at a conservative 2.7% of loans well above their loss experience. In addition, Central Bancorp is a participant in the treasury small business lending fund in the amount of $10 million. Our assumption is we will pay off that item at the time of closing.

The anticipated results are on slide 12. We expect strong EPS accretion of 7% in 2013 followed by 7% to 8% thereafter, as measured against analyst estimates. We’ve been very conservative in the growth assumed in loans and deposits, and so we feel these estimates are readily achievable. The internal rate of return is a solid 15.4%.

Tangible book value dilution is a manageable 5.8% and will be earned back in less than 5 years using the conservative measure. What I mean by conservative is we project out our tangible book value on a standalone basis and 4.75 years is the length of time it takes us to get to that projected, standalone tangible book value as a combined entity.

The pro forma capital ratios at announcement are very respectable. The regulatory ratios of leverage Tier 1 risk based and total risk based are each at or above the 8%, 10%, and 12% threshold levels. Tangible common equity drops to 6.5% (or 6.8% on an adjusted basis), a level we are very comfortable with. We were at this level just 15 months ago. We do not feel constrained by capital, and have significant ongoing capital accretions with strong earnings. We do not plan to raise capital either associated with this transaction or for any other reason.

In conclusion, on slide 13; we feel good about the prospect of building out our franchise in Middlesex County, one of the demographically most attractive counties in New England with a low risk, highly accretive acquisition. We know this market; we know this bank and look forward to bringing our business model to these markets. We believe we present a unique offering to the businesses and consumers in this marketplace.

In the depth of the recession, when many other banks pulled back in our market, we were there to fill the void. We have the scale and complexity to handle the vast majority of depository and lending needs of customers in the marketplace. We’ve been recognized as the best place to work, the most trustworthy company, and the number one ranked bank in New England for customer service.

To our shareholders, we believe this is an effective use of your capital. This opportunity is low risk, represents strong earnings accretion and an attractive internal rate of return.

Finally, we have done this before. Since 2007, we acquired two banks in arguably worse times, in the middle of a recession, and those have both gone well. We understand how to perform due diligence, how to manage the complexities of the new merger and acquisition accounting, how to plan, prepare, and execute a successful integration effort and conversion and how to meet and exceed the goals we establish. We know we can do the same again.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Thank you. We’ll now open the call for questions.

Operator: We will now begin the question and answer session. [Operator Instruction] The first question comes from Damon DelMonte of KBW.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Hi, good morning, guys. How are you?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning, Damon.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Good morning.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Denis, I missed some of what you were saying, when you were talking about the cost savings. Could you just kind of recap what you are saying there please?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Sure. What I discussed Damon was we estimate that cost savings will be in the region of 41% and we expect to achieve, assuming that the transaction closes in the fourth quarter of this year that the – about 75% of those will be realized in 2013.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay. And are you targeting – you said assuming a close in the fourth quarter, so should we be expecting an end of fourth quarter closing just from a modeling perspective?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yes.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah, that would make sense. That is our hope. That is what we’re aiming for. We’ll aggressively work towards that target and we think it’s achievable.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Yeah, on the cost saves Damon, I want to reiterate what Denis said that there are synergies at the executive team level. And executive team of course is where a lot of compensation is. There is an ESOP, other forms of stock compensation in place that will not remain and of course there’s a lot of synergies in technology and other contracts.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

So some of those savings will be – will kind of come through like the onetime charges though as well? Like the ESOP for example, would you kind of terminate that and absorb that cost through a onetime charge and then that gives you kind of a run rate expense saves?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Well, there isn’t really a onetime charge. The ESOP, there is an ongoing expense associated with the ESOP and that will – following a change in control, the ESOP essentially winds down and there will be no cost associated with the ESOP going into 2013. We don’t have an ESOP. We won’t be carrying forward the Central Bancorp ESOP. That gets essentially wound down as part of the transaction.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

Got you, okay. And then also is there any type of provision that’s put in the merger agreement that would preclude you from having to take any loans that may go delinquent or nonperforming between now and the end of the year?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

No, there is not.

Damon P. DelMonte

Analyst, Keefe, Bruyette & Woods, Inc.

Q

There is not, okay. Okay, that’s all I have for now. Thank you very much.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Thank you.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Operator: And the next question comes from Mac Hodgson of SunTrust Robinson Humphrey.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Hey, good morning, congratulations on the transaction.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Thank you, Mac.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Couple of questions, the – just for modeling purposes, the $6.6 million of savings is that, the 41%, is that off of the 2011 run rate or a 4Q run rate for Central?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

That’s off of the 2011 run rate.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

2011. Okay, great. I think, what else, so the cash portion of the deal plus paying off the SBLF, do you have funds at the holding company to fund that or do you plan on getting dividend from the bank?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

We have funds at the holding company to manage that, the cash component yes.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Okay. And as you mentioned that either asset quality is a little worse than you guys not terrible by any means, where did they run into credit problems generally on the commercial real estate side?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yes, I mean I think it’s roughly $10 million and nonperformers about $7 million is in the commercial category and it’s spread across mixed use property, industrial, retail, apartments and offices. There’s only two credits in the nonaccrual category that are over $1 million. So – but that yes, that is the area largely where they ran into some modest issues.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Okay, great. And the Street consensus that you’re using for 2013 for the 7%, is that $2.29? I just want to be sure, I’m using the same.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yes.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Okay.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

That again, we have not provided an estimate for 2013, but Street consensus is $2.29.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Okay. And then I guess, should we assume this takes you all out of the M&A market for a while until this deal is closed and integrated?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Well, we certainly want to focus on – as you said, getting this closed and integrated. I think it’s fair to say, we’re not going to be, not that we do anyway actively looking for another transaction, but our focus is going to be on capitalizing on the opportunity with Central and in that marketplace.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

We think this is just a huge opportunity for us. These are markets, you may recall us speaking a couple of years ago of a study we did where we identified a number of markets that we’d like to get into.

Knowing we couldn’t go, we should have to wait till locations were available, and we kept our eye open. This transaction gets us into a number of those markets. We think there’s a lot of growth potential to focus on here. We wouldn’t – ideally we would not want to dilute our focus by doing another M&A transaction. The idea of integrating this, spending a year sort of getting this really up to speed into the sort of momentum we’d like.

Having said that however, if sort of another great opportunity comes along, I mean we’re not looking for it, we wouldn’t sort of out of hand say, forget about it, I mean, we’d consider it. But our number one priority clearly is to make this a very successful – as successful as our Slade’s and Ben Franklin acquisitions.

Mac McEver Hodgson

Analyst, SunTrust Robinson Humphrey

Q

Okay, great. Thanks.

Operator: And the next question comes from Travis Lan, who is calling on behalf of Collyn Gilbert, Stifel, Nicolaus.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Thanks. Good morning, gentlemen.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Good morning.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Central appears to have a fairly large balance of borrowings for bank of their size, you have the mark that you’ll take on the borrowings?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah. It’s about $9 million.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

$9 million, okay.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Projected, yeah.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Okay. And have you baked in, or considered, or is there the potential to kind of restructure or prepay any of those borrowings post the close?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah. I mean that’s certainly something we’re evaluating. I mean, clearly the balance sheet is a little outsized loan-to-deposit, so it’s something we’re definitely considering. We have not made a determination at that yet. And if that would happen, it would happen post close.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Got you. And do you have any plans to consolidate any of these acquired branches or are they all going to continue to operate as is?

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

No, we have no overlaps, so they’ll all continue to operate.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Okay. And then finally, if you could, give us some background on how the deal came together? I know, Chris, you said that you’ve know the executives at Central for some time but did this happen fairly quickly or have you been discussing this combination for a while and then just kind of the time was right?

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

This is a competitive bid deal. While I’ve known the principals for quite some time, this is a disciplined process on their side. They commenced it officially and we joined the bid, where we were, from what we understand, one of the number of folks who were in the process.

Travis Lan

Analyst, Stifel, Nicolaus & Co., Inc.

Q

Okay, I appreciate it. Thank you.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Okay.

Operator: [Operator Instructions]. The next question comes from Bryce Rowe of Robert W. Baird.

Bryce W. Rowe

Analyst, Robert W. Baird & Co. Equity Capital Markets

Q

Thanks, good morning.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning, Bryce.

Bryce W. Rowe

Analyst, Robert W. Baird & Co. Equity Capital Markets

Q

Denis, to follow up on Travis’ questions about the borrowings there. What’s the duration of the FHLB advances?

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Can you give us some moment, Bryce, we’ll look at up.

Bryce W. Rowe

Analyst, Robert W. Baird & Co. Equity Capital Markets

Q

Okay. That was my only question. Thank you.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Okay. Bear with us a moment.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

We want to go to our next question, while we’re looking this up.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Sure. There are other questions.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Yeah, operator, if there’s another question, we’ll go to the next and we’ll come back to this one.

Operator: I’m showing no further questions.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Oh, good. Now, well, let’s all – we’ll all wait a moment and we’ll find out the answer. And.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah, about 6.5 years. Yeah, 6.3 years, Bryce.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Great. Operator, are there any more questions?

Operator: There are no further questions.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Well, thank you very much everybody. We look forward to talking to you on our second quarter earnings call. In the meantime, we’re going to get to work to make this super successful. Thank you very much.

Denis K. Sheahan

Chief Financial Officer, Independent Bank Corp. (Massachusetts)

Thank you.

Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Bye.

Independent Bank Corp. (Massachusetts) (INDB) Corrected Transcript

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